SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
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         Number                                          Shares

          OVM
     --------------                                   --------------
      COMMON STOCK                                     COMMON STOCK

COMMON STOCK

                     OVM INTERNATIONAL HOLDING CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                               CUSIP 671069 10 2

THIS CERTIFIES THAT

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                    SPECIMEN

IS THE OWNER OF


   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

                     OVM INTERNATIONAL HOLDING CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:
                                 CORPORATE SEAL

      SPECIMEN                                         SPECIMEN

/S/  Signature                                    /s/  Signature
-----------------------                           -----------------------
      SECRETARY                                        PRESIDENT

COUNTERSIGNED AND REGISTERED:
CJB TRANSFER SERVICES
6312 S. Fiddler's Green Circle
Suite 200N
Englwood, CO 80111

TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE
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                  SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --       as tenants in common                UNIF GIFT MIN ACT  --  ..................... Custodian .......................
TEN ENT --       as tenants by the entireties                                        (Cust)                         (Minor
JT TEN  --       as joint tenants with right of                              under Uniform Gifts to Minors
                 survivorship and not as tenants                             Act ..................................................
                 in common                                                                      (State)



                                                     UNIF TRF MIN ACT  --   ................. Custodian (until age ................)
                                                                                     (Cust)
                                                                            ............................ under Uniform Transfers
                                                                                     (Minor)
                                                                            to Minors Act .........................................
                                                                                                (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,  ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


----------------------------------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation withfull power of substitution in the premises.

Dated
      ------------------------

                                                                      X
                                                                      -------------------------------------

                                                                      X
                                                                      -------------------------------------
                                                              NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                       NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                       PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                       WHATEVER.

Signature(s) Guaranteed


By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.
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